UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2014

EMPIRE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12522	13-3714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, NY	12701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 807-0001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Items.

On March 13, 2014, Empire Resorts, Inc. (“Empire”) is participating in meetings held by EPR Properties (“EPR”) in which EPR will present an overview of their new four-season destination resort planned in Sullivan County, New York. The presentation is attached as Exhibit 99.1 hereto. In addition, EPR expects to provide certain information to attendees, which will include a summary sheet and brochure describing the project. These documents are attached as Exhibits 99.2 and 99.3 hereto. A copy of Empire’s press release announcing the availability of the presentation and related materials to the public, dated March 13, 2014, is attached as Exhibit 99.4 hereto.

The materials attached as exhibits hereto include “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements include statements about our plans, strategies, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by EPR, Empire and their respective management teams, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, levels of spending in business and leisure segments as well as consumer confidence; the parties’ plans for signing and closing on definitive transaction documents; the construction commencement date for the development project; relationships with associates and labor unions and changes in labor law; the financial condition of, and our relationships with, third-party property owners and hospitality venture partners; risk associated with the introduction of new brand concepts; changes in the competitive environment in our industry and the markets where we operate; the timing of the receipt of regulatory and governmental approvals for the development project, including the issuance of a destination gaming resort license to Empire Resorts, changes in federal, state or local tax law; general volatility of the capital markets and the ability of Empire to access the capital markets to secure necessary financing. A more complete description of these risks and uncertainties can be found in the filings of EPR and Empire Resorts with the U.S. Securities and Exchange Commission. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of the materials attached as exhibits hereto. EPR and Empire Resorts undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	EPR Presentation, dated March 13, 2014

99.2	Summary Sheet, dated March 13, 2014

99.3	Summary Brochure

99.4	Press Release, dated March 13, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2014

EMPIRE RESORTS, INC.

By:	/s/ Joseph A. D’Amato
Name: Joseph A. D’Amato Title: Chief Executive Officer

Exhibit Index

99.1	EPR Presentation, dated March 13, 2014

99.2	Summary Sheet, dated March 13, 2014

99.3	Summary Brochure

99.4	Press Release, dated March 13, 2014